Exhibit 32.1

CERTIFICATION

In connection with the Annual Report of China Bottles, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.

   Date: April 14,  2008

/s/ Chonghui Zhao
Chonghui Zhao Chief Executive Officer and Chief Financial Officer (Principal Executive, Accounting and Financial Officer)